[GRAPHIC]




---------
  ZENIX
 Income
Fund Inc.
---------



                                         Annual Report
                                         March 31, 2001

                                   [GRAPHIC]




                            Zenix Income Fund Inc.

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOHN C. BIANCHI, CFA
Vice President and
Investment Officer


Dear Shareholder:
        We are pleased to provide you with the annual report for the Zenix Income Fund Inc. ("Fund") for the year ended March 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We encourage you to participate in the Fund's Dividend Reinvestment Plan, a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Please refer to pages 41 through 43 for more information on the Dividend Reinvestment Plan. We hope you find this report to be useful and informative.

During the past twelve months, the Fund paid income dividends to common shareholders totaling $0.62 per share. The table on page 2 shows the annualized distribution rate and 12-month total return for the Fund based on its March 31, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./1/

------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market price of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply of and demand of the Fund's shares.



                                   [GRAPHIC]

                                  Annualized        Twelve-Month
              Price Per Share Distribution Rate/2/ Total Return/2/
              --------------- -------------------  --------------
                $3.97 (NAV)         16.32%             (8.97)%
                $4.82 (NYSE)        13.44%             25.02%

During the period, the Fund returned negative 8.97% based on NAV. In comparison, the Lipper Inc. ("Lipper")/3/ peer group average returned negative 7.48% for the same period. Past performance is not indicative of future results.

Market and Economic Overview
The high-yield bond market has entered into another correction after rallying in December 2000 through February 2001. In our view, the sell-off in the stock market has clearly weighed down the high-yield bond market as many investors try to determine what impact the stock market decline will have on the domestic economy. The excesses that took place in the technology sector, especially the Internet bubble and the subsequent reversal of that excess, is now impacting the real economy as consumer confidence and spending slow down.

During the period, the Federal Reserve Board ("Fed") aggressively lowered short-term interest rates in order to help cushion this decline. In 2001, the Fed has cut the federal funds rate ("fed funds rate")/4/ three times, by a total of 150 basis points,/5/ with further rate reductions likely in the coming months. The next Fed meeting is scheduled to take place on May 15, 2001. Based on the continued deterioration in the stock market as well as the continued decline in economic activity both domestically as well as abroad, we expect that the Fed will cut interest rates an additional 50 basis points.

------
2 Total returns are based on changes in net asset value ("NAV") or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly dividend rate of $0.054 for 12 months. This rate is as of April 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from Fund's investment. Past performance is not indicative of future results.
3 Lipper is an independent mutual fund-tracking organization. Average annual returns are based on twelve-month period as of March 31, 2001, calculated among 25 funds in the high current yield bond funds (leveraged) category.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 A basis point is 0.01% or one one-hundredth of a percent.



                                   [GRAPHIC]

In addition, we expect the Fed will continue to lower interest rates until it believes it has eliminated the risk of a general recession. In 1990, we saw a similar turn of events with the Fed reducing interest rates to stem an economic slowdown. Unfortunately, the Fed moved too slowly in 1990 to prevent a recession from taking hold. Not surprisingly, the high-yield bond market has suffered similar price declines in 1999, 2000 and 2001 compared to 1989 and 1990. In November 1990, high-yield bond prices bottomed before staging a significant three-year recovery.

We think we are now poised for a meaningful recovery in high-yield bond prices over the next two to three years especially if the Fed follows through with its shift in monetary policy. In our opinion, the current correction in the high-yield bond market does not alarm us given the uncertainty surrounding the near-term state of the U.S. economy. In fact, we view the high-yield bond market's current reversal as offering buying opportunities.

In our view, the high-yield bond market will test its prior low price point experienced in November of 2000. As investors become more convinced that the real economy has bottomed and all of the excesses have been driven out of the market, we believe the high-yield bond market will again begin to recover back to normal valuations over the next two to three years. In addition to the Fed's interest rate cuts, the new Bush Administration, working in conjunction with Congress, is proposing significant tax cuts that should also benefit the economy, especially if at least some of those cuts are retroactive to the beginning of 2001.

In hindsight, we believe that the high-yield bond market may have bottomed out in November 2000 and is now retesting that bottom at the close of the period. Yet we are not surprised by this near term reversal given the uncertain state of the economy. As monetary and fiscal policies take effect, we continue to believe that a meaningful recovery in the high-yield bond market should occur over the next two to three years. As is the case with the stock market, the high-yield bond market tends to anticipate any eventual recovery in the economy usually by about six to nine months. And while past performance is not indicative of future results, the high-yield bond market began to recover in late 1990, about six months in advance of the peak in overall default rates in the first half of 1991. Since we currently expect high-yield bond default rates to peak in the third quarter to fourth quarter of 2001, we believe the high-yield market is probably approaching a double bottom.



                                   [GRAPHIC]

At current median spread/6/ levels of over 900 basis points above U.S. Treasuries, the high-yield bond market is clearly anticipating an economic recession in the United States. Investor sentiment is extremely negative at this time, which we actually view as a positive. Most of the bad news on slowing economic growth and corporate profits has already been discounted by the high-yield market. Moreover, most of the issues that are most likely to default are already trading at severely distressed prices.

Since we believe the Fed will continue to aggressively lower short-term interest rates over the next three to six months to stabilize the economy, we expect an eventual improvement in the overall high-yield bond market in 2001 as the market anticipates an economic recovery in the fourth quarter of 2001. Moreover, in our opinion, this expected recovery will most likely be punctuated by periodic corrections as investor sentiment swings back and forth over the state of the economy. We also think the severe sell-off in the domestic and foreign stock markets in February and March is part of this revaluation process as many investors grapple with the extent of this economic slowdown. We are of course watching these developments very closely. And, if economic conditions begin to deteriorate, we are prepared to become more conservative with respect to the Fund's investment strategy. As of this writing, economic conditions have slowed but have not deteriorated sharply.

Conclusion
In the near-term, we will continue to emphasize the less economically sensitive growth sectors in the Fund and we will seek to maintain a reasonable balance in overall credit quality while looking for opportunities in this volatile market. Further out as the slowdown takes shape, we will most likely add to our cyclical exposure in companies that we believe have the staying power to weather a recession. In addition, we will continue to invest in the deepest discount issues of the better quality companies in an effort to build as much price upside in the Fund that we can. Our strategy may result in greater volatility in the Fund's share prices in the short-term.

With high-yield bond prices at 15-year low valuations, we believe being offensively positioned makes the most sense at this time. Moreover, if investor sentiment catches up with our analysis of market conditions, we expect more investors allocating increased cash into the high-yield bond market over the next several months and that should also help Fund performance. (Of course, no guarantees can be given that our expectations will be met.)

------
6 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


                                   [GRAPHIC]

We see many compelling values in the high-yield bond market with many issues trading at what we view as attractive discounts. Our strategy going forward will be to focus on what we believe are the better-quality names in each sector and look to pick up additional yield potential when deemed prudent. As noted throughout this letter, we have a positive outlook on the total return prospects for the high-yield bond market at current valuation levels, especially given the continued health of the U.S. economy.

Should you have any questions about your investment in the Fund, please call PFPC Global Services at (800) 331-1710. Thank you for your continued confidence in our investment management.

Sincerely,

/s/ Heath B. McLendon
                         /s/ John C. Bianchi
Heath B. McLendon
                         John C. Bianchi, CFA
Chairman
                         Vice President and
                         Investment Officer

April 12, 2001


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 23 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of March 31, 2001 and is subject to change.


                                   [GRAPHIC]

Take Advantage of the Fund's Dividend Reinvestment Plan!

   Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 41. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


                                   [GRAPHIC]

                                                         Schedule of Investments
                                                                  March 31, 2001

[GRAPHIC]




  Face
Amount++  Rating(a)                        Security                           Value
---------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 97.3%
Aerospace -- 0.7%
  330,000 B-        Dunlop Standard Aerospace Holdings, Sr. Notes,
                      11.875% due 5/15/09................................. $    354,750
  500,000 B         Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09......      487,500
                                                                           ------------
                                                                                842,250
                                                                           ------------
Airlines -- 1.4%
  495,000 BB-       Air Canada, Sr. Notes, 10.250% due 3/15/11+...........      482,625
1,723,536 BB        Airplanes Pass-Through Trust, Asset-Backed Securities,
                      Series 1, Class D, 10.875% due 3/15/19..............    1,135,276
                                                                           ------------
                                                                              1,617,901
                                                                           ------------
Aluminum -- 2.0%
  350,000 BB-       Century Aluminum Co., First Mortgage,
                      11.750% due 4/15/08+................................      357,000
                    Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes:
2,020,000 CCC+        12.750% due 2/1/03..................................    1,676,600
  160,000 B           Series B, 10.875% due 10/15/06......................      148,000
  140,000 B           Series D, 10.875% due 10/15/06......................      129,500
                                                                           ------------
                                                                              2,311,100
                                                                           ------------
Apparel -- 1.4%
                    Levi Strauss & Co.:
  145,000 BB-         Notes, 7.000% due 11/1/06...........................      126,875
  200,000 BB-         Sr. Notes, 11.625% due 1/15/08+.....................      206,000
                    Tommy Hilfiger USA Inc.:
  290,000 BBB-        6.500% due 6/1/03...................................      276,950
  490,000 BBB-        6.850% due 6/1/08...................................      414,663
  525,000 B-        Tropical Sportswear International Corp., Guaranteed
                      Sr. Sub. Notes, Series A, 11.000% due 6/15/08.......      501,375
                                                                           ------------
                                                                              1,525,863
                                                                           ------------
Auto Parts: Original Equipment Manufacturer -- 0.4%
  320,000 B         Collins & Aikman Products Co., Sr. Sub. Notes,
                      11.500% due 4/15/06.................................      264,000
   45,000 B         Dura Operating Corp., Guaranteed Sr. Sub. Notes,
                      Series B, 9.000% due 5/1/09.........................       39,825

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



   Face
 Amount++  Rating(a)                      Security                          Value
-------------------------------------------------------------------------------------
Auto Parts: Original Equipment Manufacturer -- 0.4% (continued)
   220,000 BB-       The Pep Boys -- Manny, Moe & Jack, Medium-Term
                       Notes, Series A, 6.520% due 7/16/07.............. $    167,475
                                                                         ------------
                                                                              471,300
                                                                         ------------
Broadcasting -- 1.3%
 1,015,000 B-        Emmis Escrow Corp., Sr. Discount Notes, step bond
                       to yield 12.499% due 3/15/11+....................      565,863
   250,000 BBB-      Liberty Media Corp., Debentures,
                       8.250% due 2/1/30................................      225,313
   280,000 CCC+      Sirius Satellite Radio Inc., Sr. Secured Notes,
                       14.500% due 5/15/09..............................      169,400
   475,000 NR        Young Broadcasting Inc., Guaranteed Sr. Sub. Notes,
                       11.750% due 11/15/04.............................      488,956
                                                                         ------------
                                                                            1,449,532
                                                                         ------------
Building Materials -- 0.1%
   145,000 B+        Nortek, Inc., Sr. Notes, Series B,
                       8.875% due 8/1/08................................      140,288
                                                                         ------------
Building Products -- 0.6%
   495,000 B         Amatek Industries Property Ltd., Sr. Sub. Notes,
                       12.000% due 2/15/08..............................      388,575
   385,000 B-        Atrium Cos., Inc., Sr. Sub. Notes,
                       10.500% due 5/1/09...............................      323,400
                                                                         ------------
                                                                              711,975
                                                                         ------------
Cable Television -- 8.9%
   730,000 B+        Adelphia Communications Corp., Sr. Notes,
                       8.750% due 10/1/07...............................      704,450
   180,000 CCC+      Cable Satisfaction International, Inc., Sr. Notes,
                       12.750% due 3/1/10...............................      124,650
   410,000 B-        Callahan Nordrhein-Westfalen, Sr. Discount Notes,
                       step bond to yield 16.801% due 7/15/10+..........      202,950
                     Century Communications Corp.:
   255,000 B+          Sr. Discount Notes, Series B, zero coupon bond to
                         yield 10.646% due 1/15/08......................      122,400

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



     Face
   Amount++     Rating(a)                       Security                           Value
--------------------------------------------------------------------------------------------
Cable Television -- 8.9% (continued)
    130,000     B+          Sr. Notes, 9.750% due 2/15/02...................... $    131,950
                          Charter Communications Holdings LLC/Charter
                            Communications Capital Corp.:
  2,000,000     NR            Sr. Discount Notes, step bond to yield
                                12.747% due 1/15/11+...........................    1,270,000
    405,000     B+            Sr. Notes, 11.125% due 1/15/11...................      434,363
   495,000/GBP/ B         Diamond Holdings PLC, Guaranteed Notes,
                            10.000% due 2/1/08.................................      590,624
                          Echostar DBS Corp., Sr. Notes:
  1,070,000     B           10.375% due 10/1/07................................    1,096,750
    215,000     B+          9.375% due 2/1/09..................................      216,613
    440,000     B-        Insight Communications Co., Inc., Sr. Discount Notes,
                            step bond to yield 12.251% due 2/15/11+............      243,100
                          NTL Communications Corp., Sr. Notes:
  1,300,000     B           11.500% due 10/1/08................................    1,150,500
  300,000/GBP/  B           Series B, step bond to yield 15.573% due 4/15/09...      205,484
   90,000/EUR/  CCC+      Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10......       66,217
    775,000     Ba2*      Rogers Cablesystems Ltd., Guaranteed Sr.
                            Sub. Debentures, 11.000% due 12/1/15...............      868,000
                          Telewest Communications PLC:
  335,000/GBP/  B+          5.250% due 2/19/07+(b).............................      334,778
    550,000     B+          Debentures, step bond to yield
                              11.355% due 10/1/07..............................      541,750
  1,300,000     B-        United International Holdings, Inc., Sr. Discount
                            Notes, Series B, step bond to yield
                            12.810% due 2/15/08................................      630,500
  3,325,000     B         United Pan-Europe Communications N.V., Sr.
                            Discount Notes, step bond to yield
                            12.496% due 8/1/09.................................    1,180,375
                                                                                ------------
                                                                                  10,115,454
                                                                                ------------
Casinos - Gambling -- 2.9%
    500,000     BB-       Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                            7.625% due 7/15/13.................................      415,000
    860,000     B         Hollywood Casino Corp., Guaranteed Sr. Sub. Notes,
                            11.250% due 5/1/07.................................      915,900

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



  Face
Amount++  Rating(a)                       Security                           Value
--------------------------------------------------------------------------------------
Casinos - Gambling -- 2.9% (continued)
                    Sun International Hotels Ltd., Sr. Sub. Notes:
  300,000 B+          9.000% due 3/15/07................................. $    288,375
  770,000 B+          8.625% due 12/15/07................................      719,950
  865,000 B-        Venetian Casino Resort, LLC, Secured Notes,
                      12.250% due 11/15/04...............................      897,437
                                                                          ------------
                                                                             3,236,662
                                                                          ------------
Chemicals - Major -- 1.5%
4,935,000 B         Huntsman Corp., Sr. Discount Notes,
                      zero coupon bond to yield 13.146% due 12/31/09.....    1,653,225
                                                                          ------------
Chemicals - Specialty -- 0.4%
   90,000 B         Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09......       95,400
                    ISP Holdings Inc., Sr. Notes, Series B:
   55,000 BB-         9.750% due 2/15/02.................................       53,625
  365,000 BB-         9.000% due 10/15/03................................      341,275
                                                                          ------------
                                                                               490,300
                                                                          ------------
Construction/AG Equipment/Trucks -- 0.4%
  540,000 B         Columbus McKinnon Corp., Guaranteed Sr. Sub.
                      Notes, 8.500% due 4/1/08...........................      456,300
                                                                          ------------
Consumer Specialties -- 1.3%
  290,000 BBB+      American Greetings Corp., Notes, 6.100% due 8/1/28...      208,075
  625,000 BB        Hasbro, Inc., Debentures, 6.600% due 7/15/28.........      389,844
  375,000 B         Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10....      392,813
  110,000 B         Meditrust, Notes, 7.114% due 8/15/04+................       92,950
  500,000 BB        Stewart Enterprises, Inc., Notes, 6.700% due 12/1/03.      418,125
                                                                          ------------
                                                                             1,501,807
                                                                          ------------
Containers - Packaging -- 3.2%
  370,000 B         Crown Cork & Seal Co., Inc., Unsecured Sr. Sub.
                      Notes, 7.125% due 9/1/02...........................      271,950
  400,000 BB        Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05..      322,000
  420,000 B-        SF Holdings Group Inc., Sr. Discount Notes, Series B,
                      step bond to yield 18.075% due 3/15/08.............      178,500

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



  Face
Amount++  Rating(a)                        Security                           Value
---------------------------------------------------------------------------------------
Containers - Packaging -- 3.2% (continued)
1,425,000 B         Stone Container Finance Corp., Guaranteed Sr. Notes,
                      11.500% due 8/15/06+................................ $  1,489,125
  860,000 B-        Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                      10.500% due 9/1/03..................................      791,200
  595,000 B-        Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      12.750% due 6/15/10.................................      541,450
                                                                           ------------
                                                                              3,594,225
                                                                           ------------
Contract Drilling -- 2.7%
                    Parker Drilling Co.:
   60,000 B-          5.500% due 8/1/04 (b)...............................       53,025
1,035,000 B+          Sr. Notes, 9.750% due 11/15/06......................    1,071,225
  495,000 BB        Pride International, Inc., Sr. Notes,
                      10.000% due 6/1/09..................................      542,025
  515,000 A-        R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06......      668,856
  555,000 A-        RBF Finance Corp., Guaranteed Sr. Notes,
                      11.375% due 3/15/09.................................      680,569
                                                                           ------------
                                                                              3,015,700
                                                                           ------------
Discount Stores -- 0.9%
                    Kmart Corp.:
  490,000 Baa3*       Debentures, 12.500% due 3/1/05......................      527,363
  562,500 Baa3*       Pass-Through Certificates, step bond to yield
                        11.711% due 1/2/15................................      488,407
                                                                           ------------
                                                                              1,015,770
                                                                           ------------
Diversified Commercial Services -- 1.9%
2,250,000 B2*       Intertek Finance PLC, Guaranteed Sr. Sub. Notes,
                      Series B, 10.250% due 11/1/06.......................    1,698,750
  500,000 B-        Outsourcing Solutions Inc., Sr. Sub. Notes,
                      11.000% due 11/1/06.................................      402,500
                                                                           ------------
                                                                              2,101,250
                                                                           ------------
Diversified Financial Services -- 1.3%
                    Amresco Inc., Sr. Sub. Notes, Series A:
  320,000 CCC-        10.000% due 3/15/04.................................      175,200
1,215,000 CCC-        9.875% due 3/15/05..................................      665,212

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



 Face
Amount++ Rating(a)                       Security                            Value
--------------------------------------------------------------------------------------
Diversified Financial Services -- 1.3% (continued)
                   Conseco, Inc., Notes:
 605,000 BB-         8.750% due 2/9/04.................................. $     526,350
175,000  BB-         9.000% due 10/15/06................................       148,750
                                                                         -------------
                                                                             1,515,512
                                                                         -------------
Diversified Manufacturing -- 1.3%
940,000  A3*       Cooper Tire & Rubber Co., Notes,
                     7.625% due 3/15/27.................................       795,475
850,000  B         Park-Ohio Industries, Inc., Sr. Sub. Notes,
                     9.250% due 12/1/07.................................       646,000
                                                                         -------------
                                                                             1,441,475
                                                                         -------------
Drugs - Generic -- 0.9%
965,000  BB        ICN Pharmaceuticals, Inc., Sr. Notes, Series B,
                     9.250% due 8/15/05.................................       986,713
                                                                         -------------
Electronic Components -- 2.0%
825,000  BBB       Avista Corp., Sr. Notes, 9.750% due 6/1/08+..........       840,469
                   Celestica International Inc.:
205,000  BB-         5.464% due 8/1/20 (b)..............................        73,287
290,000  BB-         Sr. Sub. Notes, 10.500% due 12/31/06...............       301,600
270,000  BB-       Flextronics International Ltd., Sr. Sub. Notes,
                     9.875% due 7/1/10+.................................       261,900
205,000  B1*       LSI Logic Corp., 4.000% due 2/15/05 (b)..............       163,744
230,000  B+        Sanmina Corp., 5.526% due 9/12/20 (b)................        77,050
555,000  B+        Seagate Technology International, Guaranteed Sr.
                     Sub. Notes, 12.500% due 11/15/07+..................       555,000
                                                                         -------------
                                                                             2,273,050
                                                                         -------------
Engineering & Construction -- 0.9%
595,000  BB-       Foster Wheeler Corp., Notes, 6.750% due 11/15/05.....       499,800
245,000  BB-       Integrated Electrical Services, Inc., Sr. Sub. Notes,
                     9.375% due 2/1/09..................................       239,181
430,000  B-        Orius Capital Corp., Guaranteed Sr. Sub. Notes,
                     Series B, 12.750% due 2/1/10.......................       294,550
                                                                         -------------
                                                                             1,033,531
                                                                         -------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



  Face
Amount++  Rating(a)                       Security                           Value
--------------------------------------------------------------------------------------
Environmental Services -- 2.7%
1,630,000 B+        Allied Waste North America, Inc., Sr. Sub. Notes,
                      10.000% due 8/1/09 (c)............................ $   1,670,750
  370,000 BB        Compagnie Generale de Geophysique S.A.,
                      Sr. Notes, 10.625% due 11/15/07+..................       394,975
  945,000 B+        URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09.......       969,806
                                                                         -------------
                                                                             3,035,531
                                                                         -------------
Finance Companies -- 0.6%
  355,000 CCC+      Madison River Capital LLC, Sr. Notes,
                      13.250% due 3/1/10................................       257,375
  375,000 Ba3*      Orion Power Holdings, Inc., Sr. Notes,
                      12.000% due 5/1/10+...............................       414,375
                                                                         -------------
                                                                               671,750
                                                                         -------------
Food Distributors -- 2.5%
                    Aurora Foods Inc., Sr. Sub. Notes, Series B:
  335,000 CCC+        9.875% due 2/15/07................................       282,237
  410,000 CCC+        8.750% due 7/1/08.................................       322,875
  485,000 B-        Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08...       424,375
                    Fleming Cos., Inc.:
                      Guaranteed Sr. Sub. Notes, Series B:
   80,000 B             10.500% due 12/1/04.............................        81,600
  890,000 B             10.625% due 7/31/07.............................       903,350
  350,000 Ba3*        Sr. Notes, 10.125% due 4/1/08+....................       362,250
  440,000 B         SC International Services, Inc., Guaranteed Sr. Sub.
                      Notes, Series B, 9.250% due 9/1/07................       455,400
                                                                         -------------
                                                                             2,832,087
                                                                         -------------
Foods - Specialty/Candy -- 1.0%
  500,000 B-        B&G Foods, Inc., Guaranteed Sr. Sub. Notes,
                      9.625% due 8/1/07.................................       358,750
  395,000 B2*       Michael Foods, Sr. Sub. Notes,
                      11.750% due 4/1/11+...............................       404,875
  410,000 A-        Tyson Foods, Inc., Notes, 7.000% due 1/15/28........       320,825
                                                                         -------------
                                                                             1,084,450
                                                                         -------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



  Face
Amount++  Rating(a)                     Security                        Value
---------------------------------------------------------------------------------
Forest Products -- 0.2%
  245,000 CCC+      Ainsworth Lumber Co. Ltd., Sr. Notes,
                      12.500% due 7/15/07........................... $    209,475
                                                                     ------------
Health Industry Services -- 1.4%
  695,000 BBB-      HEALTHSOUTH Corp., Sr. Notes,
                      6.875% due 6/15/05............................      669,806
  140,000 B         Physician Sales & Services, 8.500% due 10/1/07..      115,500
  725,000 B2*       Total Renal Care Holdings, Inc.,
                      7.000% due 5/15/09 (b)........................      638,906
  240,000 B-        Universal Hospital Services, Sr. Notes,
                      10.250% due 3/1/08............................      200,400
                                                                     ------------
                                                                        1,624,612
                                                                     ------------
Home Building -- 1.7%
                    D.R. Horton, Inc.:
  285,000 Ba1*        Sr. Notes, 8.000% due 2/1/09..................      277,875
  410,000 Ba*         Sr. Sub. Notes, 9.375% due 3/15/11............      407,950
  930,000 BB+       Lennar Corp., Series B, 9.950% due 5/1/10.......    1,004,400
  100,000 BB        Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10      105,000
                    Standard Pacific Corp., Sr. Notes:
   55,000 BB          8.500% due 4/1/09.............................       53,625
   90,000 BB          9.500% due 9/15/10............................       90,900
                                                                     ------------
                                                                        1,939,750
                                                                     ------------
Home Furnishings -- 0.6%
  455,000 B         Falcon Products, Inc., Sr. Sub. Notes,
                      11.375% due 6/15/09...........................      435,662
  225,000 B3*       Remington Products Co., LLC/Remington Capital
                      Corp., Sr. Sub. Notes, Series B,
                      11.000% due 5/15/06...........................      211,500
                                                                     ------------
                                                                          647,162
                                                                     ------------
Hospital - Nursing Management -- 1.4%
1,520,000 Ba3*      Fresenius Medical Care Capital Trust I, Trust
                      Preferred Securities, 9.000% due 12/1/06......    1,542,800
                                                                     ------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



  Face
Amount++  Rating(a)                       Security                           Value
--------------------------------------------------------------------------------------
Hotel - Resort -- 3.6%
2,375,000 Ba3*      Courtyard by Marriott II LP/Courtyard Finance Co.,
                      Sr. Secured Notes, Series B, 10.750% due 2/1/08... $   2,440,312
  125,000 BB        HMH Properties, Inc., Sr. Notes, Series C,
                      8.450% due 12/1/08................................       123,125
                    Intrawest Corp., Sr. Notes:
  400,000 B+          10.500% due 2/1/10................................       419,000
1,025,000 B+          10.500% due 2/1/10+...............................     1,073,687
                                                                         -------------
                                                                             4,056,124
                                                                         -------------
Internet Services -- 1.4%
  245,000 CCC+      Exodus Communications, Inc.:
                      4.750% due 7/15/08 (b)............................       131,687
                      Sr. Notes:
   75,000 B             10.750% due 12/15/09............................        58,500
1,715,000 B             11.625% due 7/15/10.............................     1,389,150
                                                                         -------------
                                                                             1,579,337
                                                                         -------------
Leisure/Movies/Entertainment -- 0.9%
1,280,000 B         Premier Parks Inc., Sr. Discount Notes,
                      step bond to yield 11.411% due 4/1/08.............     1,011,200
                                                                         -------------
Machinery -- 0.4%
  430,000 B         Flowserve Corp., Guaranteed Sr. Sub. Notes,
                      12.250% due 8/15/10...............................       456,337
                                                                         -------------
Multi-Sector Companies -- 0.3%
  385,000 BB        Standard Commercial Tobacco Corp., Guaranteed
                      Sr. Sub. Notes, 8.875% due 8/1/05.................       352,275
                                                                         -------------
Oil & Gas Production -- 2.6%
                    Belco Oil & Gas Corp., Sr. Sub. Notes:
  250,000 B1*         10.500% due 4/1/06................................       251,562
  325,000 B1*         8.875% due 9/15/07................................       321,750
  335,000 CCC-      Belden & Blake Corp., Guaranteed Sr. Sub. Notes,
                      Series B, 9.875% due 6/15/07......................       276,375
  975,000 B+        Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes,
                      10.500% due 1/15/06...............................     1,028,625

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



  Face
Amount++  Rating(a)                       Security                            Value
---------------------------------------------------------------------------------------
Oil & Gas Production -- 2.6% (continued)
  270,000 B         Magnum Hunter Resources, Unsecured Sr. Sub.
                      Notes, 10.000% due 6/1/07.......................... $     263,250
  290,000 B2*       Plains Resources Inc., Series F, 10.250% due 3/15/06.       294,350
  390,000 Caa1*     RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08.....       308,587
  145,000 BB-       Vintage Petroleum Inc., Sr. Sub. Notes,
                      9.750% due 6/30/09.................................       158,775
                                                                          -------------
                                                                              2,903,274
                                                                          -------------
Oil & Gas Transmission -- 0.3%
  365,000 BB-       Leviathan Gas Pipeline Finance Corp., Sr. Sub. Notes,
                      10.375% due 6/1/09.................................       392,375
                                                                          -------------
Oil Refining/Marketing -- 0.1%
  185,000 BB-       Clark Oil Refining Corp., Sr. Notes, 9.500% due
                      9/15/04............................................       161,875
                                                                          -------------
Paper -- 2.6%
  275,000 Ba1*      Caraustar Industries, Inc., Sr. Sub. Notes,
                      9.875% due 4/1/11+.................................       266,406
  805,000 BBB       Repap New Brunswick, Inc., Sr. Secured Notes,
                      10.625% due 4/15/05................................       830,156
                    Riverwood International Corp.:
  345,000 B-          Guaranteed Sr. Notes, 10.625% due 8/1/07...........       355,350
1,075,000 CCC+        Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08......     1,026,625
  380,000 Ba3*      SD Warren Co., Debentures, 14.000% due 12/15/06......       412,300
                                                                          -------------
                                                                              2,890,837
                                                                          -------------
Pharmaceutical - Other -- 0.7%
  765,000 B+        King Pharmaceuticals, Inc., Sr. Sub. Notes,
                      10.750% due 2/15/09................................       820,462
                                                                          -------------
Rental/Leasing Companies -- 0.9%
  360,000 BBB-      Avis Rent A Car, Inc., Sr. Sub. Notes,
                      11.000% due 5/1/09.................................       401,400
  345,000 BB-       United Rentals, Inc., Series B:
                      8.800% due 8/15/08.................................       305,325

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



  Face
Amount++  Rating(a)                       Security                            Value
---------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.9% (continued)
  190,000 BB-         9.250% due 1/15/09................................. $     171,950
  120,000 BB-         9.000% due 4/1/09..................................       107,400
                                                                          -------------
                                                                                986,075
                                                                          -------------
Retail - Other Specialty Stores -- 1.8%
  365,000 B-        Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 10.250% due 4/15/08......................       341,275
  140,000 NR        Elizabeth Arden, Inc., Sr. Secured Notes,
                      11.750% due 2/1/11+................................       147,700
  365,000 CCC+      J. Crew Operating Corp., Sr. Sub. Notes,
                      10.375% due 10/15/07...............................       326,675
                    J.C. Penney Co., Inc:
  205,000 BBB-        Debentures, 6.900% due 8/15/26.....................       185,012
  175,000 BBB-        Notes, 6.125% due 11/15/03.........................       157,719
                    Saks Inc.:
  300,000 BB+         7.000% due 7/15/04.................................       274,500
  320,000 BB+         8.250% due 11/15/08................................       280,800
  405,000 BB+         Guaranteed Sr. Sub. Notes, 7.250% due 12/1/04......       370,575
                                                                          -------------
                                                                              2,084,256
                                                                          -------------
Savings & Loan Associations -- 3.6%
1,000,000 B2*       Ocwen Capital Trust I, Guaranteed Capital Securities,
                      10.875% due 8/1/27.................................       795,000
  900,000 B+        Ocwen Federal Bank FSB, Sub. Debentures,
                      12.000% due 6/15/05................................       841,500
2,600,000 B+        Ocwen Financial Corp., Sr. Notes,
                      11.875% due 10/1/03................................     2,470,000
                                                                          -------------
                                                                              4,106,500
                                                                          -------------
Semiconductors -- 1.7%
                    Amkor Technology, Inc.:
  125,000 B           5.000 due 3/15/07 (b)..............................        91,562
  595,000 B1*         Sr. Sub. Notes, 10.500% due 5/1/09.................       574,175

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



     Face
   Amount++    Rating(a)                      Security                         Value
---------------------------------------------------------------------------------------
Semiconductors -- 1.7% (continued)
    165,000    B+        Cypress Semiconductor Corp.,
                           3.750% due 7/1/05 (b)........................... $   129,113
  1,240,000    B         Fairchild Semiconductor Corp., Sr. Sub. Notes,
                           10.125% due 3/15/07.............................   1,171,800
                                                                            -----------
                                                                              1,966,650
                                                                            -----------
Steel/Iron Ore -- 0.3%
    570,000    B-        WHX Corp., Sr. Notes, 10.500% due 4/15/05.........     327,750
                                                                            -----------
Telecommunications - Other -- 12.9%
                         Adelphia Business Solutions, Inc.:
                           Series B:
     95,000    B+            Sr. Discount Notes, step bond to yield
                               14.950% due 4/15/03.........................      85,025
    315,000    BB-           Sr. Notes, 12.250% due 9/1/04.................     294,525
    550,000    B           Sr. Sub. Notes, 12.000% due 11/1/07.............     349,250
    610,000    Ca*       Call-Net Enterprises, Inc., Sr. Notes,
                           9.375% due 5/15/09..............................     167,750
  265,000/EUR/ B+        Colt Telecommunication Group PLC,
                           2.000% due 4/3/07 (b)...........................     168,667
                         Flag Telecommunication Holdings Ltd., Sr. Notes:
   75,000/EUR/ B           11.625% due 3/30/10.............................      50,388
    400,000    B           11.625% due 3/30/10.............................     306,000
    340,000    B-        Focal Communications Corp., Sr. Discount Notes,
                           Series B, step bond to yield 12.971% due 2/15/08     164,900
                         Global Crossing Holding Ltd.:
     85,000    BB          9.625% due 5/15/08..............................      80,538
    935,000    BB          9.500% due 11/15/09.............................     881,238
    265,000    B-        GT Group Telecom Inc., Sr. Discount Notes,
                           step bond to yield 15.230% due 2/1/10...........     102,025
                         ITC DeltaCom, Inc., Sr. Notes:
    165,000    B+          11.000% due 6/1/07..............................     141,075
    270,000    B+          9.750% due 11/15/08.............................     217,350
  500,000/EUR/ CCC+      Jazztel PLC, Sr. Notes, 13.250% due 12/15/09+.....     289,510
                         Level 3 Communications, Inc.:
    515,000    CCC+        6.000% due 3/15/10 (b)..........................     206,644

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



     Face
   Amount++     Rating(a)                     Security                          Value
-----------------------------------------------------------------------------------------
Telecommunications - Other -- 12.9% (continued)
    490,000     B           Sr. Discount Notes, step bond to yield,
                              13.564% due 3/15/10.......................... $     188,650
2,400,000/EUR/  B           Sr. Notes, 11.250% due 3/15/10.................     1,633,634
    670,000     BBB-      Lucent Technologies Inc., Notes,
                            7.250% due 7/15/06.............................       555,263
                          McLeodUSA Inc., Sr. Notes:
    405,000     B+          9.250% due 7/15/07.............................       364,500
    610,000     B+          11.375% due 1/1/09.............................       600,850
    815,000     B+          8.125% due 2/15/09.............................       684,600
                          Metromedia Fiber Network, Inc., Sr. Notes:
  1,510,000     B+          10.000% due 12/15/09...........................     1,260,850
  1,300,000     B+          Series B, 10.000% due 11/15/08.................     1,085,500
    870,000     B-        MPower Communications, Sr. Notes,
                            13.000% due 4/1/10.............................       343,650
                          NTL Inc.:
    305,000     B-          5.750% due 12/15/09 (b)........................       167,369
    350,000     B           Sr. Notes, Series B, step bond to yield
                              15.166% due 2/1/06...........................       313,250
    745,000     B-        Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09       651,875
   625,000/GBP/ B+        Telewest Communications PLC, Sr. Notes, step bond
                            to yield 17.329% due 4/15/04...................       477,071
                          Time Warner Telecom LLC, Sr. Notes:
    350,000     B2*         9.750% due 7/15/08.............................       348,250
    320,000     NR          10.125% due 2/1/11+............................       321,600
    320,000     B3*       USA Mobile Communications Holdings, Inc.,
                            Sr. Notes, 9.500% due 2/1/04...................       116,800
                          VersaTel Telecom International N.V., Sr. Notes:
   800,000/EUR/ B-          4.000% due 3/30/05+(b).........................       373,049
    225,000     B-          13.250% due 5/15/08............................       138,375
    540,000     B+        Williams Communications Group, Inc., Sr. Notes,
                            11.875% due 8/1/10.............................       418,500
    100,000     CCC-      World Access, Inc., Sr. Notes, Series B,
                            13.250% due 1/15/08............................        23,500

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



  Face
Amount++  Rating(a)                      Security                          Value
------------------------------------------------------------------------------------
Telecommunications - Other -- 12.9% (continued)
                    XO Communications Inc.:
                      Sr. Discount Notes:
1,340,000 B             Step bond to yield 12.279% due 6/1/09......... $     475,700
  420,000 B             Step bond to yield 14.912% due 12/1/09........       132,300
                      Sr. Notes:
  440,000 B             12.500% due 4/15/06...........................       321,200
  195,000 B             9.625% due 10/1/07............................       116,025
                                                                       -------------
                                                                          14,617,246
                                                                       -------------
Telephone - Cellular -- 7.4%
  485,000 Caa1*     AirGate PCS, Inc., Sr. Sub. Discount Notes,
                      step bond to yield 17.131% due 10/1/09..........       295,850
  995,000 Caa1*     Alamosa PCS Holdings, Inc., Guaranteed Sr.
                      Discount Notes, step bond to yield
                      12.723% due 2/15/10.............................       512,425
  700,000 B-        Centennial Cellular Corp., Sr. Sub. Notes,
                      10.750% due 12/15/08............................       668,500
                    Crown Castle International Corp.:
  190,000 B           Sr. Discount Notes, step bond to yield
                        10.364% due 5/15/11...........................       135,850
1,090,000 B           Sr. Notes, 10.750% due 8/1/11...................     1,130,875
  810,000 B3*       Dobson/Sygnet Communications Co., Sr. Notes,
                      12.250% due 12/15/08............................       840,375
  100,000 Caa1*     Horizon PCS, Inc., step bond to yield
                      16.115% due 10/1/10+............................        42,500
  280,000 Caa1*     IWO Holdings, Inc., 14.000% due 1/15/11+(d).......       275,800
  525,000 B-        McCaw International Ltd., Sr. Discount Notes,
                      step bond to yield 18.599% due 4/15/07..........       338,625
1,200,000 B-        Millicom International Cellular S.A., Sr. Discount
                      Notes, step bond to yield 15.984% due 6/1/06....     1,074,000
                    Nextel Communications, Inc.:
  245,000 B1*         Sr. Discount Notes, step bond to yield
                        10.935% due 9/15/07...........................       181,913
  445,000 B1*         Sr. Notes, 9.375% due 11/15/09..................       379,363

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]



  Face
Amount++  Rating(a)                       Security                          Value
-------------------------------------------------------------------------------------
Telephone - Cellular -- 7.4% (continued)
  955,000 B1*         Sr. Serial Redeemable Discount Notes, step bond to
                        yield 10.717% due 2/15/08....................... $    651,788
  960,000 B-        Spectrasite Holdings, Inc., Sr. Discount Notes,
                      step bond to yield 11.575% due 4/15/09............      444,000
  390,000 B3*       TeleCorp PCS, Inc., Guaranteed Sr. Sub. Notes,
                      10.625% due 7/15/10...............................      378,300
  400,000 B3*       Tritel PCS Inc., Sr. Sub. Notes,
                      10.375% due 1/15/11+..............................      385,000
                    VoiceStream Wireless Corp.:
  180,000 B2*         11.500% due 9/15/09...............................      200,700
  354,614 B2*         10.375% due 11/15/09..............................      390,076
                                                                         ------------
                                                                            8,325,940
                                                                         ------------
Textiles -- 1.1%
1,445,000 BB-       WestPoint Stevens Inc., Sr. Notes,
                      7.875% due 6/15/05................................    1,199,350
                                                                         ------------
Transportation - Marine -- 0.2%
  255,000 B-        Oglebay Norton Co., Sr. Sub. Notes,
                      10.000% due 2/1/09................................      241,613
                                                                         ------------
Unregulated Power Generation -- 3.7%
                    AES Corp., Sr. Sub. Notes:
1,130,000 Ba3*        10.250% due 7/15/06...............................    1,178,025
  490,000 Ba1*        9.375% due 9/15/10................................      516,950
  680,000 Ba2*      AES Drax Energy Ltd., Secured Bonds,
                      11.500% due 8/30/10+..............................      748,000
1,350,000 BB+       Calpine Corp., Sr. Notes, 10.500% due 5/15/06.......    1,422,563
  140,000 BB        CMS Energy Corp., Sr. Notes,
                      9.875% due 10/15/07...............................      149,975
  195,000 BBB-      PSE&G Energy Holdings, Sr. Notes,
                      8.625% due 2/15/08+...............................      195,000
                                                                         ------------
                                                                            4,210,513
                                                                         ------------
Wholesale Distributors -- 0.3%
  335,000 B         Buhrmann U.S. Inc., Sr. Sub. Notes,
                      12.250% due 11/1/09...............................      358,450
                                                                         ------------
                    TOTAL CORPORATE BONDS & NOTES
                    (Cost -- $115,942,700)..............................  110,137,239
                                                                         ------------


                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]




   Shares                       Security                           Value
  ----------------------------------------------------------------------------
   COMMON STOCK (e) -- 0.0%
   Containers - Packaging -- 0.0%
     6729 Aurora Foods, Inc................................... $      46,430
       84 SF Holdings Group+..................................             3
                                                               -------------
          TOTAL COMMON STOCK
          (Cost -- $18,092)...................................        46,433
                                                               -------------
   PREFERRED STOCK -- 0.6%
   Communications -- 0.1%
      100 Broadwing Communications, Series B,
            12.500% due 8/15/09...............................       102,250
                                                               -------------
   Telecommunications -- 0.5%
    3,800 Global Crossing Holding Ltd., 6.750% due 4/15/12 (b)       599,925
                                                               -------------
          TOTAL PREFERRED STOCK
          (Cost -- $702,571)..................................       702,175
                                                               -------------
   WARRANTS (e) -- 0.2%
   Broadcasting -- 0.0%
    2,450 UIH Australia Pacific, Inc., Expire 5/15/06.........           613
                                                               -------------
   Cable Television -- 0.0%
      180 Cable Satisfaction International, Expire 3/1/10.....         1,890
                                                               -------------
   Consumer Specialties -- 0.0%
      375 Jostens, Inc., Class E Shares, Expire 5/1/10........         7,547
                                                               -------------
   Internet Services -- 0.1%
      325 Cybernet Internet Services International, Inc.,
            Expire 7/1/09+....................................         1,219
    1,625 Splitrock Services, Inc., Expire 7/15/08............       128,781
    1,170 WAM!NET Inc., Expire 3/1/05.........................         1,755
                                                               -------------
                                                                     131,755
                                                               -------------
   Printing/Forms -- 0.0%
      335 Merrill Corp., Expire 5/1/09........................            34
                                                               -------------
   Telecommunications - Other -- 0.0%
      265 GT Group Telecom Inc., Expire 2/1/10................         7,560
    7,130 Pagemart, Inc., Expire 12/31/03.....................         7,130
    1,300 RSL Communications, Ltd., Expire 11/15/06...........           325
                                                               -------------
                                                                      15,015
                                                               -------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                                      March 31, 2001 (continued)

[GRAPHIC]




  Shares                             Security                               Value
-------------------------------------------------------------------------------------
Telephone - Cellular -- 0.1%
       665 AirGate PCS, Inc., Expire 10/1/09............................ $     54,198
     1,000 Iridium World Communications Ltd., Expire 7/15/05+...........           10
                                                                         ------------
                                                                               54,208
                                                                         ------------
           TOTAL WARRANTS
           (Cost -- $312,686)...........................................      211,062
                                                                         ------------
   Face
  Amount
REPURCHASE AGREEMENT -- 1.9%
$2,136,000 Morgan Stanley Dean Witter & Co., 5.150% due 4/2/01; Proceeds
             at maturity -- $2,136,917; (Fully collateralized by U.S.
             Treasury Bonds & Notes, 4.250% to 6.250% due 10/31/01 to
             2/15/07; Market value -- $2,189,432) (Cost -- $2,136,000)..    2,136,000
                                                                         ------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $119,112,049**)                                      $113,232,909
                                                                         ============

------
 ++ Face amount denominated in U.S. dollars unless otherwise indicated.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Convertible bond exchangeable for shares of common stock.
(c) Security has been segregated as collateral for foreign exchange contracts.
(d) Security has been issued with attached warrants.
(e) Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    Currency abbreviations used in this schedule:
    EUR -- Euro
    GBP -- British Pound

    See page 24 for definitions of ratings.

                      See Notes to Financial Statements.

                                                        Bond Ratings (unaudited)

[GRAPHIC]



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "A" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A         --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and --Bonds rated BB, B and CCC are regarded, on balance, as predominantly
CCC         speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa  --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
Baa --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
      Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   --Bonds rated "B" generally lack characteristics of desirable investments.
      Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa --Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.
Ca  --Bonds rated "Ca" represent obligations which are speculative in a high degree.
      Such issues are often in default or have other marked shortcomings.

NR  --Indicates that the bond is not rated by either Standard & Poor's or Moody's.

                                             Statement of Assets and Liabilities
                                                                  March 31, 2001

[GRAPHIC]



ASSETS:
  Investments, at value (Cost -- $119,112,049)......................   $113,232,909
  Cash..............................................................            320
  Interest and dividends receivable.................................      2,831,695
  Receivable for open forward foreign currency contracts (Note 11)..         84,449
  Receivable for securities sold....................................      3,144,416
                                                                       ------------
  Total Assets......................................................    119,293,789
                                                                       ------------
LIABILITIES:
  Payable for securities purchased..................................      3,313,801
  Investment advisory fee payable...................................         79,324
  Administration fee payable........................................         31,204
  Payable for open forward foreign currency contracts (Note 11).....         16,184
  Accrued expenses..................................................        196,808
                                                                       ------------
  Total Liabilities.................................................      3,637,321
                                                                       ------------
Total Net Assets...................................................... $115,656,468
                                                                       ============
NET ASSETS:
  Par value of capital shares.......................................   $    165,469
  Capital paid in excess of par value...............................    109,935,746
  Auction Rate Cumulative Preferred Shares (Note 6).................     50,000,000
  Overdistributed net investment income.............................       (381,768)
  Accumulated net realized loss on security transactions............    (38,254,541)
  Net unrealized depreciation on investments and foreign currencies.     (5,808,438)
                                                                       ------------
Total Net Assets...................................................... $115,656,468
                                                                       ============
NET ASSET VALUE, COMPRISED OF:                               Per Share
                                                            ----------
Auction Rate Cumulative Preferred Shares redemption value.. $25,000.00 $ 50,000,000
Cumulative undeclared dividends on Auction Rate Cumulative
 Preferred Shares..........................................      11.04       22,089
                                                            ---------- ------------
Total allocated to Auction Rate Cumulative Preferred Shares $25,011.04   50,022,089
                                                            ========== ------------
Common Stock (16,546,914 shares outstanding)...............      $3.97   65,634,379
                                                            ========== ------------
Total Net Assets...........................................            $115,656,468
                                                                       ============

                      See Notes to Financial Statements.

                                                         Statement of Operations
                                               For the Year Ended March 31, 2001

[GRAPHIC]




INVESTMENT INCOME:
  Interest.................................................. $ 15,121,568
  Dividends.................................................      127,125
  Less: Interest expense (Note 7)...........................      (74,617)
                                                             ------------
  Total Investment Income...................................   15,174,076
                                                             ------------
EXPENSES:
  Investment advisory fee (Note 2)..........................      643,841
  Administration fee (Note 2)...............................      257,536
  Shareholder communications................................      154,107
  Audit and legal...........................................      148,305
  Shareholder and system servicing fees.....................       44,515
  Directors' fees...........................................       40,705
  Pricing...................................................       25,483
  Listing fees..............................................       24,596
  Custody...................................................       17,274
  Other.....................................................        7,925
                                                             ------------
  Total Expenses............................................    1,364,287
  Less: Investment advisory fee waiver (Note 2).............      (45,000)
                                                             ------------
  Net Expenses..............................................    1,319,287
                                                             ------------
Net Investment Income.......................................   13,854,789
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTE 3 AND 11):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)..  (19,182,398)
   Foreign currency transactions............................      752,677
                                                             ------------
  Net Realized Loss.........................................  (18,429,721)
                                                             ------------
  Change in Net Unrealized Depreciation of
  Investments and Foreign Currencies:
   Beginning of year........................................   (8,315,204)
   End of year..............................................   (5,808,438)
                                                             ------------
  Decrease in Net Unrealized Depreciation...................    2,506,766
                                                             ------------
Net Loss on Investments.....................................  (15,922,955)
                                                             ------------
Decrease in Net Assets From Operations...................... $ (2,068,166)
                                                             ============

                      See Notes to Financial Statements.

                                             Statements of Changes in Net Assets
                                                   For the Years Ended March 31,

[GRAPHIC]



                                                                      2001          2000
                                                                  ------------  ------------
OPERATIONS:
  Net investment income.......................................... $ 13,854,789  $ 12,243,787
  Net realized loss..............................................  (18,429,721)   (8,989,043)
  (Increase) decrease in net unrealized depreciation.............    2,506,766    (5,686,535)
                                                                  ------------  ------------
  Decrease in Net Assets From Operations.........................   (2,068,166)   (2,431,791)
                                                                  ------------  ------------
DISTRIBUTIONS PAID TO:
  7.00% Cumulative Preferred Stock Shareholders From Net
   Investment Income.............................................     (713,417)   (2,100,000)
  Auction Rate Preferred Stockholders From Net Investment
   Income........................................................   (3,621,160)           --
  Common Stock Shareholders From Net Investment Income...........  (10,007,966)  (10,351,025)
  Common Stock Shareholders From Capital.........................     (493,599)           --
                                                                  ------------  ------------
  Decrease In Net Assets From Distributions
   To Shareholders...............................................  (14,836,142)  (12,451,025)
                                                                  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Issuance of Auction Rate Cumulative Preferred Shares (Net of
   underwriting commissions and expenses of $896,207)............   59,103,793            --
  Redemption of 7.00% Cumulative Preferred Stock.................  (30,000,000)           --
  Redemption of Auction Rate Preferred Stock.....................  (10,000,000)           --
  Net asset value of shares issued for reinvestment of dividends.    2,595,805     1,561,796
                                                                  ------------  ------------
  Increase in Net Assets From Fund Share Transactions............   21,699,598     1,561,796
                                                                  ------------  ------------
Increase (Decrease) in Net Assets................................    4,795,290   (13,321,020)
NET ASSETS:
  Beginning of year..............................................  110,861,178   124,182,198
                                                                  ------------  ------------
  End of year*................................................... $115,656,468  $110,861,178
                                                                  ============  ============
*Includes overdistributed net investment income of:..............    $(381,768)    $(138,061)
                                                                  ============  ============

                      See Notes to Financial Statements.

                                                         Statement of Cash Flows
                                               For the Year Ended March 31, 2001

[GRAPHIC]



Cash Flows Provided by Operating and Investing Activities:
 Interest and dividends received................................... $  13,593,253
 Operating expenses paid...........................................    (1,293,063)
 Purchases of short-term securities, net...........................    16,012,000
 Purchases of long-term securities.................................  (102,994,130)
 Proceeds from disposition of long-term securities.................    98,308,547
                                                                    -------------
 Net Cash Provided By Operating and Investing Activities...........                  23,626,607
                                                                                   ------------
Cash Flows Used by Financing Activities:
 Redemption of bank loan...........................................   (30,000,000)
 Redemption of 7.00% Cumulative Preferred Stock....................   (30,000,000)
 Issuance of Auction Rate Cumulative Preferred Shares..............    60,000,000
 Redemption of Auction Rate Cumulative Preferred Shares............   (10,000,000)
 Cash dividends paid on 7.00% Cumulative Preferred Stock...........      (713,417)
 Cash dividends paid on Auction Rate Cumulative Preferred Shares...    (3,621,160)
 Underwriting and issuance expenses related to Auction Rate
  Cumulative Preferred Shares......................................      (896,207)
 Interest payments on bank loans...................................      (256,406)
 Cash dividends paid on Common Stock*..............................    (8,139,609)
                                                                    -------------
 Net Cash Flows Used By Financing Activities.......................                 (23,626,799)
                                                                                   ------------
Net Decrease in Cash...............................................                        (192)
Cash, Beginning of year............................................                         512
                                                                                   ------------
Cash, End of year..................................................                $        320
                                                                                   ============
RECONCILIATION OF DECREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH PROVIDED BY OPERATING AND
INVESTING ACTIVITIES:
Decrease in Net Assets From Operations.............................                $ (2,068,166)
 Amortization of discount on securities............................    (2,779,981)
 Decrease in investments...........................................    28,243,176
 Increase in receivable for securities sold........................    (2,769,360)
 Increase in payable for securities purchased......................     2,294,989
 Decrease in dividends and interest receivable.....................       297,514
 Decrease in receivable for open forward foreign currency contracts       307,595
 Interest expense..................................................        74,617
 Increase in accrued expenses......................................        26,223
                                                                    -------------
 Total Adjustments.................................................                  25,694,773
                                                                                   ------------
Net Cash Provided By Operating and Investing Activities............                $ 23,626,607
                                                                                   ============
* Exclusive of dividend reinvestment of $2,595,805.

                      See Notes to Financial Statements.

                                                   Notes to Financial Statements

[GRAPHIC]


   1. Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Cumulative Preferred Shares shall be entitled to receive dividends in accordance with an auction that will normally be held weekly

                                                   Notes to Financial Statements
                                                                     (continued)

[GRAPHIC]



and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less
(1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Shares and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Shares issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   2. Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment advisor to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee

                                                   Notes to Financial Statements
                                                                     (continued)

[GRAPHIC]



is calculated daily and paid monthly. For the year ended March 31, 2001, SBFM waived $45,000 of its investment advisory fee.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

   3. Investments
   During the year ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                             Purchases $105,289,119

                             ----------------------
                             Sales      101,075,419

                             ----------------------

   At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                   Gross unrealized appreciation $ 3,914,506
                   Gross unrealized depreciation  (9,793,646)

                   ------------------------------------------
                   Net unrealized depreciation   $(5,879,140)

                   ------------------------------------------

   4. Cash Flow Information
   The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

                                                   Notes to Financial Statements
                                                                     (continued)

[GRAPHIC]



   5. Repurchase Agreements
   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   6. Auction Rate Cumulative Preferred Shares
   On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $296,207 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS's dividends are cumulative at a rate determined at an auction, and the dividend period will typically be seven days. Dividend rates ranged from 5.05% to 6.77% for the year ended March 31, 2001.

   The ARCPS are redeemable, under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   On December 27, 2000, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemption the Fund has 2,000 outstanding shares of ARCPS.

                                                   Notes to Financial Statements
                                                                     (continued)

[GRAPHIC]



   SSB also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the year ended March 31, 2001, SSB earned approximately $140,138 as the broker/dealer.

   7. Bank Loan
   For the year ended March 31, 2001, interest expense related to a bank loan from PNC Bank totaled $74,617, the average dollar amount of the borrowing was $30,000,000 and the average interest rate was 6.40%. Interest on the loan was calculated at LIBOR plus 40 basis points.

   On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished and interest on the bank loan ceased to accrue.

   8. Common Stock
   At March 31, 2001, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

   Common stock transactions were as follows:

                                        Year Ended         Year Ended
                                      March 31, 2001     March 31, 2000
                                    ------------------ ------------------
                                    Shares    Amount   Shares    Amount

      -------------------------------------------------------------------
      Shares issued on reinvestment 575,630 $2,595,805 281,150 $1,561,796

      -------------------------------------------------------------------

   9. Capital Loss Carryforward
   At March 31, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $28,325,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                      2003       2004       2007       2008       2009

      --------------------------------------------------------------------
      Carryforward
       Amounts     $4,873,000 $2,291,000 $1,704,000 $6,787,000 $12,670,000

      --------------------------------------------------------------------

                                                   Notes to Financial Statements
                                                                     (continued)

[GRAPHIC]



   10. Asset Maintenance Requirement
   The Fund is required to maintain certain asset coverages with respect to the ARCPS of at least 200%. If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the ARCPS in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

   11. Forward Foreign Currency Contracts
   At March 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts is reflected as follows:

                                      Local     Market   Settlement Unrealized
Foreign Currency                    Currency    Value       Date    Gain (Loss)
-------------------------------------------------------------------------------
To Buy:
Canadian Dollar                       442,531 $  281,116     6/8/01   $    128
Euro                                  622,824    550,858    6/15/01    (12,907)
-------------------------------------------------------------------------------
To Sell:
British Pound                         694,788    986,532    6/22/01     39,113
Canadian Dollar                       885,063    562,231     6/8/01     18,774
Euro                                  409,652    362,133     4/4/01     (3,277)
Euro                                2,174,174  1,922,953    6/15/01     26,434
-------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
 Foreign Currency Contracts                                           $ 68,265
-------------------------------------------------------------------------------

                                                            Financial Highlights

[GRAPHIC]


Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                                        2001      2000      1999
                                                                       -------   -------   -------
Net Asset Value, Beginning of Year...................................   $5.02     $5.96     $6.96
                                                                      -------   -------   -------
Income (Loss) From Operations:
 Net investment income/(1)/..........................................    0.88      0.78      0.82
 Net realized and unrealized loss....................................   (1.00)    (0.94)    (0.97)
                                                                      -------   -------   -------
 Total Loss From Operations..........................................   (0.12)    (0.16)    (0.15)
                                                                      -------   -------   -------
Underwriting commission and expenses of issuance of Auction Rate
 Cumulative Preferred Shares.........................................   (0.05)       --        --
                                                                      -------   -------   -------
Change in undeclared dividends on Auction Rate Cumulative Preferred
 Shares..............................................................    0.04        --        --
                                                                      -------   -------   -------
Distributions Paid To:
 7.00% Cumulative Preferred Stock Shareholders From Net Investment
  Income.............................................................   (0.04)    (0.13)    (0.14)
 Auction Rate Cumulative Preferred Shares Shareholders From Net
  Investment Income..................................................   (0.23)       --        --
 Common Stock Shareholders From Net Investment Income................   (0.62)    (0.65)    (0.69)
 Common Stock Shareholders From Capital..............................   (0.03)       --     (0.02)
                                                                      -------   -------   -------
 Total Distributions.................................................   (0.92)    (0.78)    (0.85)
                                                                      -------   -------   -------
Net Asset Value, End of Year.........................................   $3.97     $5.02     $5.96
                                                                      =======   =======   =======
Market Value, End of Year............................................   $4.82     $4.44     $5.88
                                                                      =======   =======   =======
Total Return, Based on Market Value/(2)/.............................   25.02%   (14.28)%  (12.53)%
                                                                      =======   =======   =======
Total Return, Based on Net Asset Value/(2)/..........................   (8.97)%   (4.43)%   (4.38)%
                                                                      =======   =======   =======
Net Assets/(3)/, End of Year (000's)................................. $65,634   $80,234   $93,561
                                                                      =======   =======   =======
Ratios to Average Net Assets Based on Common Shares Outstanding/(4)/:
 Net Investment Income...............................................   19.32%    13.90%    12.99%
 Interest Expense....................................................    0.10      2.04      1.81
 Other Expenses/(1)/.................................................    1.84      1.69      1.53
Portfolio Turnover Rate..............................................      85%       79%       91%

------
(1) The investment advisor waived a portion of its fees for the year ended March 31, 2001. If such fees were not waived, the per share decrease to net investment income and the actual other expense ratio would have been $0.00* and 1.91%, respectively.
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(3) Exclusive of preferred shares outstanding and undeclared preferred dividends.
(4) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 *  Amount represents less than $0.01 per share.

                                                            Financial Highlights
                                                                     (continued)

[GRAPHIC]


For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                   1998      1997
                                                 --------  -------
Net Asset Value, Beginning of Year..............    $6.45    $6.31
                                                 --------  -------
Income From Operations:
  Net investment income.........................     0.87     0.92
  Net realized and unrealized gain..............     0.56     0.08
                                                 --------  -------
  Total Income From Operations..................     1.43     1.00
                                                 --------  -------
Distributions Paid To:
  7.00% Cumulative Preferred Stock Shareholders
   From Net Investment Income...................    (0.14)   (0.14)
  Common Stock Shareholders From
   Net Investment Income........................    (0.78)   (0.72)
                                                 --------  -------
  Total Distributions...........................    (0.92)   (0.86)
                                                 --------  -------
Net Asset Value, End of Year....................    $6.96    $6.45
                                                 ========  =======
Market Value, End of Year.......................    $7.50    $7.25
                                                 ========  =======
Total Return, Based on Market Value/(1)/........    14.81%   15.55%
                                                 ========  =======
Total Return, Based on Net Asset Value/(1)/.....    19.75%   14.04%
                                                 ========  =======
Net Assets/(2)/, End of Year (000's)............ $105,861  $95,034
                                                 ========  =======
Ratios to Average Net Assets Based on
Common Shares Outstanding/(3)/:
  Net Investment Income.........................    12.60%   14.35%
  Interest Expense..............................     1.81     1.92
  Other Expenses................................     1.51     1.59
Portfolio Turnover Rate.........................       79%     101%

------
(1) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(2) Exclusive of preferred shares outstanding and undeclared preferred dividends.
(3) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 have been recalculated to reflect this methodology.

                                                    Independent Auditors' Report

[GRAPHIC]


The Shareholders and Board of Directors of
Zenix Income Fund Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenix Income Fund Inc. as of March 31, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zenix Income Fund Inc. as of March 31, 2001 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                            /s/ KPMG LLP

New York, New York
May 8, 2001

                                                     Other Financial Information
                                                                     (unaudited)

[GRAPHIC]


   The table below sets out information with respect to Auction Rate Cumulative Preferred Shares, 7.00% Cumulative Preferred Stock and Bank Credit Facility:

                                           2001     2000     1999     1998     1997
                                          ------- -------- -------- -------- --------
Auction Rate Cumulative
Preferred Shares(1)(2)
  Total Amount
   Outstanding (000s).................... $50,000       --       --       --       --
  Asset Coverage Per Share...............  57,828       --       --       --       --
  Involuntary Liquidating Preference Per
   Share.................................  25,000       --       --       --       --
  Average Market Value Per Share(3)......  25,000       --       --       --       --
7.00% Cumulative Preferred Stock(4)
  Total Amount Outstanding (000s)........      -- $ 30,000 $ 30,000 $ 30,000 $ 30,000
  Asset Coverage Per Share...............      --    2,340    2,560    2,760    2,580
  Involuntary Liquidating
   Preference Per Share..................      --    1,000    1,000    1,000    1,000
  Average Market Value Per Share(3)......      --    1,000    1,000    1,000    1,000
PNC Bank Credit Facility(5)
  Total Amount
   Outstanding (000s)....................      --   30,000   30,000   30,000   30,000
  Asset Coverage (000s)..................      --  140,200  153,600  165,900  154,800

------
(1) On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(2) On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(3) Excludes accrued interest or accumulated undeclared dividends.
(4) On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(5) On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                                 Quarterly Results of Operations
                                                                     (unaudited)

[GRAPHIC]



                                                                                Net Increase
                                                           Net Realized          (Decrease)
                                                          and Unrealized       in Net Assets
                      Investment      Net Investment       Gain (Loss)              From
                        Income            Income          on Investments         Operations
                   ----------------- ----------------- -------------------- --------------------
                               Per               Per                  Per                  Per
  Quarter Ended      Total    Share*   Total    Share*    Total     Share*     Total     Share*
  -------------    ---------- ------ ---------- ------ -----------  ------  -----------  ------
June 30, 1999      $3,352,171  $0.21 $2,987,079  $0.19 $(4,365,869) $(0.28) $(1,378,790) $(0.09)
September 30, 1999  3,397,175   0.21  3,038,845   0.19  (4,147,356)  (0.26)  (1,108,511)  (0.07)
December 31, 1999   3,585,998   0.23  3,230,785   0.21      28,349    0.00    3,259,134    0.21
March 31, 2000      3,400,371   0.21  2,987,078   0.19  (6,190,702)  (0.40)  (3,203,624)  (0.21)
June 30, 2000       3,791,006   0.26  3,430,599   0.24  (2,584,762)  (0.20)     845,837    0.04
September 30, 2000  3,876,921   0.24  3,537,142   0.22  (5,708,887)  (0.35)  (2,171,745)  (0.13)
December 31, 2000   3,924,581   0.24  3,594,222   0.24  (9,929,785)  (0.62)  (6,335,563)  (0.38)
March 31, 2001      3,581,568   0.22  3,292,826   0.18   2,300,479    0.16    5,593,305    0.34

------
* Per share of Common Stock.

                                                                  Financial Data
                                                                     (unaudited)

[GRAPHIC]



For a share of common stock outstanding throughout each period:

                                                            Dividend
                             NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price  Value*     Paid      Price

----------------------------------------------------------------------
  4/27/99     4/30/99           $5.750     $6.07   $0.056       $5.910
  5/25/99     5/28/99            5.938      5.87    0.056        5.750
  6/22/99     6/25/99            5.875      5.69    0.054        5.580
  7/27/99     7/30/99            5.938      5.68    0.054        5.641
  8/24/99     8/27/99            5.750      5.51    0.054        5.463
  9/21/99     9/24/99            5.375      5.42    0.054        5.312
 10/26/99     10/29/99           4.938      5.34    0.054        5.200
 11/22/99     11/26/99           5.000      5.42    0.054        4.880
 12/27/99     12/30/99           4.500      5.43    0.054        4.630
  1/25/00     1/28/00            4.625      5.30    0.054        4.690
  2/22/00     2/25/00            4.500      5.27    0.054        4.480
  3/28/00     3/31/00            4.438      5.11    0.054        4.556
  4/25/00     4/28/00            4.563      4.88    0.054        4.661
  5/23/00     5/26/00            4.563      4.68    0.054        4.586
  6/27/00     6/30/00            4.750      4.80    0.054        4.714
  7/21/00     7/28/00            5.000      4.80    0.054        4.704
  8/18/00     8/25/00            5.063      4.65    0.054        4.809
  9/22/00     9/29/00            5.063      4.52    0.054        4.750
 10/24/00     10/27/00           4.625      4.12    0.054        4.394
 11/20/00     11/24/00           4.500      3.88    0.054        4.275
 12/26/00     12/29/00           3.938      3.81    0.054        3.741
  1/23/01     1/26/01            4.938      4.21    0.054        4.691
  2/20/01     2/23/01            4.860      4.26    0.054        4.617
  3/27/01     3/30/01            4.800      3.98    0.054        4.560

------
* As of record date

                                                      Dividend Reinvestment Plan
                                                                     (unaudited)

[GRAPHIC]



   Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the

                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)

[GRAPHIC]



then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)

[GRAPHIC]



   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                                                 Tax Information
                                                                     (unaudited)

[GRAPHIC]



For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2001:

 . A corporate dividends received deduction of 0.91%.

[GRAPHIC]




   DIRECTORS

   Allan J. Bloostein
   Martin Brody
   Dwight B. Crane
   Robert A. Frankel
   William R. Hutchinson
   Heath B. McLendon

   Charles F. Barber, Emeritus

   OFFICERS

   Heath B. McLendon
   Chairman of the Board
   Lewis E. Daidone
   Senior Vice President
   and Treasurer
   John C. Bianchi, CFA
   Vice President and
   Investment Officer
   Paul A. Brook
   Controller
   Christina T. Sydor
   Secretary

                 This report is intended only for the shareholders of the
                                  ZENIX Income Fund Inc.
           It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                       FD02395 5/01